                                                                    EXHIBIT 99.3

YOU, A STOCKHOLDER OF GSB FINANCIAL CORPORATION, SHOULD COMPLETE AND RETURN THIS ELECTION FORM ALONG WITH YOUR GSB STOCK CERTIFICATE(S) BEFORE THE COMMENCEMENT OF THE GSB SPECIAL MEETING TO APPROVE THE MERGER AGREEMENT WITH BERKSHIRE BANCORP INC. IF YOU DO NOT DO SO AND WE COMPLETE THE MERGER, YOU WILL LOSE YOUR RIGHT TO CHOOSE WHETHER TO RECEIVE CASH OR STOCK IN EXCHANGE FOR YOUR STOCK OF GSB. YOU MUST COMPLETE ALL SECTIONS OF THIS ELECTION FORM THAT APPLY TO YOU.

                           GSB FINANCIAL CORPORATION
                            ONE SOUTH CHURCH STREET
                             GOSHEN, NEW YORK 10924

                                 ELECTION FORM


[NAME AND ADDRESS LABEL]


Dear GSB Stockholder:


    You currently hold shares of GSB common stock. On [            ], 2001, the
stockholders of GSB will hold a stockholders' meeting to vote on an agreement with Berkshire Bancorp Inc. to merge GSB and Berkshire. If the stockholders approve that agreement, and if other conditions described in that agreement are met, GSB and Berkshire will merge. Each share of your GSB common stock will then be exchanged, at your election, into:


     0.6027 shares of Berkshire's common stock; or

     $20.75 in cash.


    Please carefully read the accompanying joint proxy statement/prospectus
dated [            ]. You have the right to elect to receive Berkshire's common stock or cash, or some of each, for your shares of GSB common stock. HOWEVER, EVEN IF YOU MAKE AN ELECTION ON THIS FORM, YOU MAY NOT RECEIVE WHAT YOU ELECT. Not less than 50.1% nor more than 60% of the outstanding GSB common stock will be exchanged for Berkshire common stock and not more than 49.9% of the outstanding GSB common stock will be converted into the right to receive cash. Therefore, we may have to allocate stock and cash among our stockholders in a manner different from their elections. The joint proxy statement/prospectus describes in detail on pages 35 through 37 how the election and allocation procedures will work. Please read those pages carefully.



    YOU SHOULD DELIVER THIS FORM, ALONG WITH YOUR STOCK CERTIFICATE(S), A GUARANTEE OF DELIVERY FOR THE SHARES COVERED BY THIS FORM OR A COMPLETED LOST CERTIFICATE AFFIDAVIT TO: AMERICAN STOCK TRANSFER & TRUST COMPANY (THE 'EXCHANGE AGENT') (1) BY MAIL: 40 Wall Street, New York, New York 10005, (2) BY OVERNIGHT DELIVERY SERVICE OR BY HAND DELIVERY: 59 Maiden Lane, 1st Floor, New York, New York 10038 or (3) bring it with you to the GSB special meeting.


    If we do not complete the merger for any reason, this form will be void and certificates for shares of GSB common stock delivered to the Exchange Agent will be promptly returned.


    Please read carefully the accompanying general instructions and the joint proxy statement/prospectus. THE EXCHANGE AGENT MUST RECEIVE THIS FORM NO LATER THAN THE COMMENCEMENT OF THE GSB SPECIAL MEETING. All questions about this Election Form should be directed to Shareholder Services at American Stock Transfer & Trust Company, telephone (212) 936-5100.



                                         Very truly yours,


                                         STEPHEN W. DEDERICK
                                         Treasurer and Chief Financial Officer
                                         GSB Financial Corporation

                              GENERAL INSTRUCTIONS

YOU MUST COMPLETE SECTION 1. SECTION 1 PROVIDES AN EXPLANATION OF WHETHER YOU MUST ALSO COMPLETE SECTION 2 OR SECTION 3.


    1. TIME IN WHICH TO ELECT. To be effective, a completed Election Form and your GSB common stock certificate(s), a guarantee of delivery for the shares covered by this Election Form or a completed lost certificate affidavit, must be received by the Exchange Agent at (a) 40 Wall Street, New York, New York 10005 if delivered by mail, (b) 59 Maiden Lane, 1st Floor, New York, New York 10038 if delivered by overnight delivery service or by hand delivery or (3) the GSB special meeting, no later than the commencement of the GSB special meeting (the 'Election Deadline').


    2. REVOCATION OF ELECTION. You may revoke your election by written notice to the Exchange Agent or by submitting a later-dated Election Form prior to the Election Deadline. You may submit a new Election Form at any time before the Election Deadline. If the merger agreement is terminated, all Election Forms will automatically be void and the stock certificate(s) tendered will be promptly returned to you.


    3. METHOD OF DELIVERY. The method of delivery of all documents is at your choice and risk. IF YOU CHOOSE TO RETURN YOUR MATERIALS BY MAIL, WE SUGGEST YOU SEND THEM BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, USING THE ENCLOSED BROWN ENVELOPE.


    4. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of GSB common stock described on this form have been assigned by the registered holder(s), in which event this form should be signed in exactly the same form as the name of the last transferee. You must sign the Election Form at least two times -- once beneath the election table which shows your election and once beneath the 'Substitute W-9 Certification.'

    If this form is signed by a person or persons other than the registered holder(s) of the certificate(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, each of which must be signed exactly as the name(s) of the registered owner(s) appears on the certificate(s), or exactly in the name of any intervening transferee, if applicable.

    If this form or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity.

    5. NEW CERTIFICATES AND CHECKS IN SAME NAME. Checks and stock certificates which the Exchange Agent issues in exchange for GSB common stock will be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing the shares of GSB common stock submitted with this form, unless the 'Special Payment Instructions' box in Section 1 is completed.


    6. GUARANTEE OF SIGNATURE. No signature guarantee is required on this form if it is signed by the registered holder(s) of the shares of GSB common stock surrendered under this form, and all shares of Berkshire common stock and any checks are to be issued and payable to the registered holder(s) without any change or correction in the name or address of the registered holder(s). In all other cases, all signatures on this form must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., a commercial bank or trust company in the United States, or by another member of a signature guaranty medallion program. A guaranty by a notary public IS NOT acceptable.


    All questions or disputes regarding this form or how it should be interpreted will be determined by the Exchange Agent, which determination shall be conclusive and binding.


    7. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Please be sure to review the 'Substitute W-9 Certification' which appears on page [ ] of
Section 1. If you insert a correct taxpayer identification number (social security number) and the IRS has not notified you that you are subject to backup withholding, you should check the appropriate box and sign the Substitute W-9 Certification. If you do not have a taxpayer identification number (social security number) or if the IRS has notified you that you are subject to backup withholding, or if you are an exempt recipient such as certain foreign persons, you must complete Section 3. In some cases, any payments made to you may be subject to backup withholding of 31%.


    8. TRANSFER TAXES. If you complete the 'Special Payment Instructions' box in
Section 1, you must pay the Exchange Agent any and all required transfer or other taxes or must establish that such tax has been paid or is not applicable.

    9. WAIVER OF EXERCISE OF APPRAISAL RIGHTS. By delivery of this form to the Exchange Agent, a GSB stockholder forever waives his/her/its right to dissent from the merger under applicable Delaware law and withdraws all notices or demands for the appraisal of the stockholder's shares of GSB common stock under Delaware law.

SECTION 1 -- ELECTION INFORMATION, SUBSTITUTE W-9 CERTIFICATION AND TRANSMITTAL
             INSTRUCTIONS


                              ELECTION INFORMATION

    Below, you will identify the shares that you own as the registered holder and you will tell us the consideration you want to receive if we complete the merger.

    Please list each stock certificate on a separate line.

     In the column entitled 'Name(s) and Address(es) of Registered Holder(s),' print the name(s) and address(es) of the registered holder(s). The Registered Holder is the person or entity whose name appears on the certificate.

     In the column entitled 'Certificate Number,' insert the stock certificate number for each stock certificate you hold. If any stock certificate has been lost, stolen or destroyed, please write 'Certificate Missing' in the 'Certificate Number' column and complete Section 2.

     In the column entitled 'Number of Shares Represented By Certificate,' insert the number of shares represented by the corresponding stock certificate. At the bottom of that column, please insert the total number of shares of GSB common stock you own.

    ELECTION. Choose the consideration you would like to receive by inserting the number of shares of GSB common stock you would like to exchange for Berkshire common stock and the number of shares of GSB common stock you would like to exchange for cash in the appropriate column. You may elect to receive all cash, all stock, or a combination of stock and cash. The sum of your elections must be equal to the total number of shares of GSB common stock you hold. If you want all of you shares converted into either cash or stock, you may write 'ALL' in the appropriate space.

    As explained in the accompanying joint proxy statement/prospectus, the total merger consideration for all shares of GSB common stock is subject to allocation procedures. IF ALLOCATIONS ARE MADE, YOU MAY NOT RECEIVE THE EXACT CONSIDERATION YOU SPECIFY IN YOUR ELECTION.


MAKE YOUR ELECTION AND SIGN BELOW:

-----------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              SHARES TO
                                                                 NUMBER OF     CONVERT
                                                                   SHARES       INTO      NUMBER OF
                                                 CERTIFICATE    REPRESENTED   BERKSHIRE   SHARES TO
    NAME(S) AND ADDRESS(ES) OF REGISTERED        NUMBER (IF         BY         COMMON      CONVERT
                   OWNER(S)                       AVAILABLE)    CERTIFICATE     STOCK     INTO CASH
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                Total Shares:
                                                             ----------------------------------------



[ ] Check here if your shares of GSB common stock are being delivered pursuant to a notice of guarantee of delivery. If so, fill in the following information and fill in the required information under Transmittal
    Instructions:


    Name of Registered Holder(s):_______________________________________________

    Window Ticket Number (if any):______________________________________________

To American Stock Transfer & Trust Company, Exchange Agent:


    I/we submit the stock certificate(s) shown on this Election Form to American Stock Transfer & Trust Company, the Exchange Agent, or its replacement or successor, and instruct the Exchange Agent to deliver to me/us, shares of Berkshire common stock or cash as shown on this Election Form. THE ELECTION MAY BE ADJUSTED UNDER THE TERMS OF THE MERGER AGREEMENT.


    By delivery of this Election Form, the undersigned forever waives any and all rights of appraisal under Delaware law and withdraws all demands for appraisal of the fair value of the shares of GSB common stock shown on this Election Form.

    The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered or covered by a guarantee of delivery, free and clear of all liens, claims, and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or Berkshire to be appropriate or necessary to complete the sale, assignment, or transfer of the shares of GSB common stock. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

SIGN HERE: By signing this form, you acknowledge that you have received the joint proxy statement/prospectus of Berkshire Bancorp Inc. and GSB Financial
Corporation dated [            ], 2000.

---------------------------------------          ------------------------------------------
Signature of owner(s)                            Signature of owner(s)

---------------------------------------          ------------------------------------------
Print Name of owner(s)                           Print Name of owner(s)

---------------------------------------          ------------------------------------------
Social Security or other Tax ID Number           Social Security or other Tax ID Number

Address:                                         Address:

---------------------------------------          ------------------------------------------

---------------------------------------          ------------------------------------------

---------------------------------------          ------------------------------------------

Date: ___________________________, 2000          Date: ______________________________, 2000

                          SUBSTITUTE W-9 CERTIFICATION

I/we certify that:

[ ] (1) the Social Security or Tax ID number(s) shown above on this form is/are my/our correct Taxpayer Identification Number and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ('IRS') that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding

[ ] I do not have a Social Security or Tax ID Number, I am an exempt recipient, or I am subject to backup withholding. If you check this box, be sure to complete Section 3 below.

IMPORTANT WARNING TO ALL GSB STOCKHOLDERS: If you do not provide the Exchange Agent with the correct Taxpayer Identification Number (Social Security Number) or an adequate basis for exemption, you may have to pay a $50 penalty and backup withholding at a rate of 31% on any payments to be made to you if we complete the merger.

SIGN HERE:

---------------------------------------          ------------------------------------------
Signature of owner(s)                            Signature of owner(s)

---------------------------------------          ------------------------------------------
Print Name of owner(s)                           Print Name of owner(s)

                            TRANSMITTAL INSTRUCTIONS



    Below, please tell us about any special delivery or payment instructions. All Berkshire stock certificates and cash that you are entitled to receive will be issued or made payable to the same name shown on your GSB stock certificate(s) and will be mailed to you at the address set forth below on the signature lines on page [ ] of Section 1 hereof, unless you follow the special instructions below. If you are covered by one of the conditions described in paragraphs A through D, please follow the appropriate instructions.



    A. MISSING STOCK CERTIFICATES. If you have lost any or all of the stock certificate(s), you must complete this Election Form, sign it, and send it to the Exchange Agent together with any stock certificate(s) you do have. You must also complete the affidavit in Section 2 for all missing certificates.



    B. CASH OR BERKSHIRE STOCK CERTIFICATES TO BE PAID OR ISSUED TO SOMEONE ELSE. If you want the Berkshire common stock certificate(s) being issued to you to be registered, or if you want the cash being paid to you, to be payable to someone other than the registered owner of your GSB stock certificate, then you must complete and sign the 'Special Payment Instructions' box below. See General Instruction 8 for information about your responsibility for transfer taxes.



    C. YOU WANT US TO SEND YOUR STOCK CERTIFICATES OR CASH TO SOMEONE ELSE. If you want the Berkshire common stock certificate(s) or the cash being issued or paid to you to be registered or payable to you, but sent to someone else, you must complete and sign the 'Special Delivery Instructions' box below.



    D. SOMEONE ELSE WILL DELIVER YOUR STOCK CERTIFICATE(S) TO THE EXCHANGE AGENT. If your GSB stock certificate(s) can not be delivered to the Exchange Agent before the Election Deadline, your election will be valid if your election form is received by the Election Deadline along with a guarantee of delivery by an eligible institution. Your stock certificate(s) must then be received by the Exchange Agent by 12:00 noon, eastern standard time, on the third trading day after the Election Deadline.



    The Exchange Agent will issue you a single check and/or a single Berkshire common stock certificate unless you provide explicit instructions to the Exchange Agent to do otherwise.

-----------------------------------------------------------------------------

                    SPECIAL PAYMENT INSTRUCTIONS




    Complete this section ONLY if you want the Berkshire common stock certificate(s) being issued to you, and the cash being paid to you, to be payable to someone other than the registered owner of your GSB common stock certificate(s).

    Register my shares of Berkshire's common stock and make payment to the following:

    Name: ___________________________________________________________________
          (Please type or print)

    Address: ________________________________________________________________

             ________________________________________________________________
            (include zip code)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                   SPECIAL DELIVERY INSTRUCTIONS

    Complete this section ONLY if you want the Berkshire common stock certificate(s) and the cash being issued or paid to you to be registered or payable to you but sent to someone else.
    Mail or deliver my shares of Berkshire common stock and send payment to the following:


    Name: ___________________________________________________________________
          (Please type or print)

    Address: ________________________________________________________________
            (include zip code)

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                       GUARANTEE OF DELIVERY

        The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., a commercial bank or trust company in the United States or other member of a valid signature guaranty medallion program, hereby guarantees to deliver to the Exchange Agent either all of the certificate(s) for GSB common stock to which this election form relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 12:00 noon, eastern standard time, on the third trading day after the Election Deadline. If a GSB stockholder completes this guarantee of delivery, such GSB stockholder will need a signature guarantee by an eligible institution.

        The undersigned acknowledges that it must deliver the shares of GSB common stock covered by this election form to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

    ____________________________________
    Print Firm Name
    ____________________________________
    Dated
    ____________________________________
    Authorized Signature
    ____________________________________
    Certificate Number(s)
    ____________________________________
    Number of shares of GSB common stock
    ____________________________________

    ____________________________________
    Address
    ____________________________________
    Area Code and Telephone Number

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                        SIGNATURE GUARANTEE

    Your signature must be guaranteed if you have filled out either the 'Special Payment Instructions' box, the 'Special Delivery Instructions' box or the 'Guarantee of Delivery' box. The guaranty must be by an eligible institution, i.e., a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States or other member of a valid signature guaranty medallion program.

    Name of Guarantor: _____________________________________________

    Signature(s) Guaranteed: _______________________________________

    Date: __________________, 2000

    Apply Signature Medallion:

-----------------------------------------------------------------------------

                       SECTION 2 -- MISSING CERTIFICATES

    If some of your GSB stock certificates are missing, you must complete the certification below. Your signature must be notarized.

    The certificate(s) representing the following shares of GSB common stock has/have been lost, stolen, or destroyed:

______________________________________    ______________________________________
Certificate Number                          Number of Shares

I certify the following:

    (1) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them. I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of GSB Financial Corporation common stock represented by such stock certificate(s), or any interest therein, or signed any power of attorney or other authorization respecting the same which is now outstanding and in force, or otherwise disposed of such stock certificate(s); and no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of GSB common stock.

    (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless Berkshire Bancorp Inc. and any person, firm, or corporation now or hereafter acting as Berkshire Bancorp Inc.'s transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

    (3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to Berkshire Bancorp Inc. the lost stock certificate(s) should it/they hereafter come into my possession or control.

    (4) I also agree to provide a lost instrument bond, if requested.

________________________________    Date _________________________________, 2000
Signature

________________________________    Date _________________________________, 2000
Signature

STATE OF
                                             :ss.
COUNTY OF

I, __________________________________, a Notary Public, do hereby certify that on the ____ day of _______________ 2000, personally appeared before me __________________________________, known to me to be the persons whose name(s)
is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

-------------------------------------------
(Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

SECTION 3 -- STOCKHOLDERS WHO DO NOT HAVE TAXPAYER IDENTIFICATION NUMBERS OR WHO
                       ARE SUBJECT TO BACKUP WITHHOLDING

    Please complete the appropriate section below:

------------------------------------------------------------------

                    FOREIGN REGISTERED HOLDERS:

        Certain foreign holders are not subject to backup withholding and reporting requirements. Foreign registered holders who are exempt recipients should read and sign the following certification. In addition, to confirm that a foreign registered holder qualifies as an exempt recipient, the holder must also submit a statement to the Exchange Agent (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

        I, the registered holder of the shares of GSB stock covered by this election form, certify that I am not a United States citizen or resident, or that I am signing for a foreign corporation, partnership, estate or trust.

    Signature: __________________________  Date: ____________

------------------------------------------------------------------

------------------------------------------------------------------

      INDIVIDUALS AND ENTITIES THAT HAVE APPLIED FOR TAXPAYER
       IDENTIFICATION NUMBERS BUT HAVE NOT YET RECEIVED THEM:

        If you do not yet have a Taxpayer Identification Number, but you have applied for a number or you will do so in the near future, please read and sign the following certification.

        I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent, 31% of all payments made pursuant to the merger shall be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

    Signature: __________________________  Date: ____________

------------------------------------------------------------------

------------------------------------------------------------------

 INDIVIDUALS AND ENTITIES THAT ARE SUBJECT TO BACKUP WITHHOLDING:

        If you are subject to backup withholding either because the IRS has so advised you or because you do not have a Taxpayer Identification Number, sign below. The Exchange Agent will withhold 31% of all payments to be made to you and send such withheld amount to the IRS.

        I certify that I am subject to backup withholding.

    Signature: __________________________  Date: ____________

------------------------------------------------------------------